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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) June 14, 1999




                       Corporate Asset Backed Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                   33-91744                   16-1057879
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(STATE OR OTHER JURISDICTION        (COMMISSION)             (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


  c/o PaineWebber Incorporated
  1285 Avenue of the Americas, 18th Floor
  New York, New York                                               10019
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code (212) 713-2841


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.     Changes in Control of Registrant.

            NOT APPLICABLE.

Item 2.     Acquisition or Disposition of Assets.

            NOT APPLICABLE.

Item 3.     Bankruptcy or Receivership.

            NOT APPLICABLE.

Item 4.     Changes in Registrant's Certifying Accountant.

            NOT APPLICABLE.

Item 5.     Other Events.

                  On June 14, 1999, a single series of Trust Certificates (the
            "Certificates"), was issued pursuant to an Amended and Restated Trust Deposit Agreement (the "Trust Agreement") dated as of June 14, 1999, between Corporate Asset Backed Corporation (the "Registrant") and United States Trust Company of New York, as trustee (the "Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1. The Certificates were registered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, under the Registrant's registration statement on Form S-3 (No. 33-91744) and sold to PaineWebber Incorporated (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of June 7, 1999, among the Registrant, CABCO Trust for Florida P & L First Mortgage Bonds (the "Trust") the trust created under the Trust Agreement, and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1. In connection with the issuance of the Certificates, Sidley & Austin delivered its opinion with respect to certain tax matters. A copy of such opinion is attached hereto as Exhibit 8.1.

Item 6.     Resignations of Registrant's Directors.

            NOT APPLICABLE.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.

            (c)  EXHIBITS.


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            1.1   Underwriting Agreement, dated as of June 7, 1999, among the
                  Registrant, the Trust and the Underwriter.

            4.1 Amended and Restated Trust Deposit Agreement, dated as of June 14, 1999, between the Registrant and the Trustee.

            8.1   Opinion of Sidley & Austin with respect to tax matters.


Item 8.     Change in Fiscal Year.

            NOT APPLICABLE.


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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CORPORATE ASSET BACKED
                                   CORPORATION



                                   By:    /s/ Thomas C. Naratil
                                      -------------------------------------
                                   Name:  Thomas C. Naratil
                                   Title: President, Chief Executive Officer
                                          and Executive Vice President


Dated: June 14, 1999


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                                  EXHIBIT INDEX


Exhibit

            1.1 Underwriting Agreement, dated as of June 7, 1999, among the Registrant, the Trust and the Underwriter

            4.1 Amended and Restated Trust Deposit Agreement, dated as of June 14, 1999, between the Registrant and the Trustee

            8.1   Opinion of Sidley & Austin with respect to tax matters


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